SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 28, 2000


                         Pacific Gateway Exchange, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                        000-21043               94-3134065
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(State or other jurisdiction           (Commission           I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)



500 Airport Boulevard, Suite 340
Burlingame, California                                           94010
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (650) 375-6700



                              (Not Applicable)
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(Former name or former address, if changed since last report)





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Item 7.      Financial Statements and Exhibits.

             (c)  Exhibits

                  16.   Letter from PricewaterhouseCoopers LLP dated
                        July 17, 2000

                  99.   Press Release dated July 12, 2000




















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                                 SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:       July 18, 2000               PACIFIC GATEWAY EXCHANGE, INC.



                                           By: /s/ John R. Hanzel
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                                               John R. Hanzel
                                               Acting Chief Financial Officer









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